UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2021

AMCI ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40282	86-1763050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Steamboat Road

Greenwich, Connecticut 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 625-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	AMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	AMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 6, 2021, AMCI Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253107) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 12, 2021 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated August 3, 2021, by and between the Company and Evercore Group L.L.C., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated August 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated August 3, 2021 (the “Insider Letter”), by and among the Company, its officers, its directors, Walker Woodson, AMCI Group, LLC Series 35 and the Company’s sponsor, AMCI Sponsor II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated August 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated August 3, 2021, by and among the Company, its officers, its directors, the Sponsor, Walker Woodson and AMCI Group, LLC Series 35, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated August 3, 2021, by and among the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated August 3, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 3,500,000 warrants (the “Private Placement Warrants”) to the Sponsors at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,500,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Common Stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2021, in connection with the IPO, each of Mark Pinho, Jill Watz, Adrian Paterson and Kate Burson (the “Independent Directors”) was appointed to the board of directors of the Company (the “Board”). Each of the Independent Directors is an independent director. Effective August 3, 2021, (i) Mr. Pinho, Ms. Watz and Dr. Paterson were appointed to the Board’s Audit Committee, with Mr. Pinho serving as chair of the Audit Committee; and Mr. Pinho and Ms. Burson were appointed to the Board’s Compensation Committee, with Mr. Pinho serving as chair of the Compensation Committee.

On August 3, 2021, in connection with their appointments to the Board, each director entered into the Insider Letter as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.8 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Insider Letter and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Insider Letter and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.8 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $150,000,000, comprised of $148,500,000 of the proceeds from the IPO (which amount includes $5,250,000 of the underwriters’ deferred discount) and $1,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or to provide for redemption in connection with an initial business combination and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 3, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 6, 2021, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriters' over-allotment option in full, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 3, 2021, by and between the Company and Evercore Group L.L.C., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated August 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Insider Letter, dated August 3, 2021, by and among the Company, its officers, its directors, AMCI Sponsor II LLC, Walker Woodson and AMCI Group, LLC Series 35.

10.2	Investment Management Trust Agreement, dated August 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated August 3, 2021, by and among the Company, its officers, its directors, AMCI Sponsor II LLC, Walker Woodson and AMCI Group, LLC Series 35.

10.4	Private Placement Warrants Purchase Agreement, dated August 3, 2021, by and among the Company and AMCI Sponsor II LLC.

10.5	Administrative Support Agreement, dated August 3, 2021, by and among the Company and AMCI Sponsor II LLC

99.1	Press Release, dated August 3, 2021.

99.2	Press Release, dated August 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP. II

	By:	/s/ Nimesh Patel
Name: Nimesh Patel
Title: Chief Executive Officer

Dated: August 6, 2021